Description of Business	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]

Note 1 – Description of Business

Company Overview

Mitesco, Inc. (the “Company,” “we,” “us,” or “our”) was formed in the state of Delaware on January 18, 2012. On December 9, 2015, we restructured our operations and acquired Newco4pharmacy, LLC, a development stage company which sought to acquire compounding pharmacy businesses. As a part of the restructuring, we completed a “spin out” of our former business line. On April 24, 2020, we changed our name to Mitesco, Inc.

During 2020, our operations have focused on establishing medical clinics utilizing nurse practitioners under The Good Clinic name and development and acquisition of telemedicine technology. In March of 2020, we formed The Good Clinic LLC, a Colorado limited liability company for our clinic business. We entered into an agreement with four senior executives from Minute Clinic James Woodburn, Kevin Lee Smith, Michael Howe and Rebecca Hafner-Fogarty (the “Sellers”) with the skills and know-how to assist the Company in the establishment of a series of clinics utilizing nurse practitioners and telemedicine technology in States where full practice authority for nurse practitioners is supported. We issued 4,800 shares of our Series A Preferred Stock to these individuals as compensation. We valued the 4,800 shares of the Series A Preferred Stock at $71,558 or approximately $14.91 per share based upon an analysis performed by an independent valuation consultant.

We opened our first The Good Clinic in Minneapolis, MN in the first quarter of 2021.